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FOR IMMEDIATE RELEASE

Contact: Ilene A. Angarola                           Contact: Kevin M. McCloskey
         First Senior Vice President                          Senior Vice President
         and Director, Investor Relations                     and Chief Operating Officer
         New York Community Bancorp, Inc.                     Synergy Financial Group, Inc.
         (516) 683-4420                                       (800) 693-3838, ext. 3292
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       NEW YORK COMMUNITY BANCORP, INC. AND SYNERGY FINANCIAL GROUP, INC.
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              ANNOUNCE THE RECEIPT OF FDIC APPROVAL OF THE MERGER
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             OF SYNERGY BANK WITH AND INTO NEW YORK COMMUNITY BANK
             -----------------------------------------------------

Westbury, N.Y. and Cranford, N.J., August 13, 2007 - New York Community Bancorp, Inc. (NYSE: NYB), the holding company for New York Community Bank and New York Commercial Bank, and Synergy Financial Group, Inc. (NASDAQ/Global Market: SYNF) ("Synergy"), the holding company for Synergy Bank, today announced that the Federal Deposit Insurance Corporation (the "FDIC") has approved the merger of Synergy Bank with and into New York Community Bank.

New York Community Bancorp is currently expected to acquire Synergy early in the fourth quarter of 2007, subject to the receipt of certain other regulatory agency approvals and the approval of Synergy's shareholders at a special meeting to be held on September 18, 2007. The merger of Synergy Bank with and into New York Community Bank is expected to be completed immediately following the acquisition of Synergy by New York Community Bancorp.

The acquisition is expected to add 21 branches to New York Community Bancorp's franchise in New Jersey, strengthening its presence in the central New Jersey counties of Middlesex, Monmouth, and Union, and extending its franchise into Mercer County.

New York Community Bancorp, Inc.
-------------------------------
New York Community Bancorp, Inc. is the $29.6 billion holding company for New York Community Bank and New York Commercial Bank, and the leading producer of multi-family loans for portfolio in New York City. With 159 offices serving New York City, Long Island, and Westchester County in New York and Essex, Hudson, Union, Monmouth, Middlesex, and Ocean Counties in New Jersey, New York Community Bank is the fourth largest thrift depository in the New York metropolitan region, and operates through eight local divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, Ironbound Bank, and Penn Federal Savings Bank. New York Commercial Bank has 38 branches serving Manhattan, Queens, Brooklyn, Westchester County, and Long Island, including 19 branches of Atlantic Bank. Additional information about New York Community Bancorp, Inc. and its bank subsidiaries is available at www.myNYCB.com and www.NewYorkCommercialBank.com.

                                 - continued -

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Synergy Financial Group, Inc.
-----------------------------
Synergy Financial Group, Inc. is the $932.5 million holding company for Synergy Bank and Synergy Financial Services, Inc. The Company provides a diversified line of products and financial services to individuals and small to mid-size businesses through a network of 20 branch offices located in Middlesex, Monmouth, and Union Counties in New Jersey. An additional branch office is scheduled to open in Mercer County later this month. Additional information about Synergy Financial Group, Inc. and its subsidiaries is available at www.synergyonthenet.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. New York Community Bancorp, Inc. has filed a registration statement containing a proxy statement/prospectus that has been sent to Synergy's stockholders, and other relevant documents concerning the proposed transaction, with the U.S. Securities and Exchange Commission (the "SEC"). Synergy has filed, and will continue to file, relevant documents concerning the proposed transaction with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by New York Community Bancorp, Inc. are available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590. Documents filed with the SEC by Synergy are available free of charge from the Corporate Secretary, Synergy Financial Group, Inc., 310 North Avenue East, Cranford, New Jersey 07016.

The directors, executive officers, and certain other members of management of Synergy Financial Group, Inc. may be soliciting proxies in favor of the transaction from Synergy's shareholders. For information about these directors, executive officers, and members of management, please refer to the proxy statement/prospectus that has been sent to Synergy's stockholders, which is available on its web site and on the SEC's web site and at the address provided in the preceding paragraph.

 Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
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This release,  like many written and oral  communications  presented by New York
Community Bancorp, Inc. and Synergy Financial Group, Inc. (the "Companies") and their authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Companies intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the transaction between the Companies. The following factors, among others, could cause the actual results of the transaction and the expected benefits of the transaction to the combined company and to the Companies' shareholders, to differ materially from the expectations stated in this release: the ability of the Companies to consummate the transaction; a materially adverse change in the financial condition or results of

                                 - continued -

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operations of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions and trends, either nationally or in some or all of the areas in which the Companies and their customers conduct their respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies' net income, the level of prepayment penalties, and other future cash flows, or the market value of their assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies' local markets; changes in the financial or operating performance of the Companies' customers' businesses; changes in real estate values, which could impact the quality of the assets securing the Companies' loans; changes in the quality or composition of the Companies' loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in the customer base of either company; potential exposure to unknown or contingent liabilities of companies targeted by New York Community Bancorp, Inc. for acquisition; the Companies' timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by the Companies' customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Companies; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental, and insurance law, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies' operations, pricing, and services. Additionally, the timing and occurrence or nonoccurrence of events may be subject to circumstances beyond the Companies' control.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, the Companies disclaim any obligation to update any forward-looking statements.